FOURTH AMENDMENT

     FOURTH AMENDMENT, dated as of October 6, 1998 (this "Amendment"), to the Credit Agreement, dated as of October 16, 1996, as heretofore amended (the "Credit Agreement"), among GULFSTREAM DELAWARE CORPORATION, a Delaware corporation (the "Borrower"), the several lenders parties thereto (the "Lenders") and THE CHASE MANHATTAN BANK, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                            W I T N E S S E T H:
                            --------------------

     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower; and

     WHEREAS, the Borrower has requested, and, upon this Amendment becoming effective, the Required Lenders have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     2. Amendments to Subsection 1.1. (a) Subsection 1.1 of the Credit Agreement is hereby amended by deleting therefrom the definitions of "Consolidated Current Assets," "Consolidated Current Liabilities" and "Regulation G."

     (b) Subsection 1.1 of the Credit Agreement is hereby amended by adding at the end of the definition of "Consolidated EBITDA" the following:

     Notwithstanding the foregoing, in calculating Consolidated EBITDA for purposes of subsection 8.10 (but not for purposes of the Applicable Margin), Consolidated EBITDA shall be calculated to give pro forma effect to each acquisition made pursuant to subsection 8.6(g) after September 30, 1998 in the relevant period as if such acquisition had been made on the first day of such period and the Indebtedness and Contingent Obligations incurred to finance such acquisition had been incurred on the first day of such period.

     (c) Subsection 1.1 of the Credit Agreement is hereby amended by adding at the end of the definition of "Standby L/C" the following:

     Notwithstanding the foregoing, Performance Guarantees issued by the Issuing Lender for the account of the Company from time to time shall be deemed to be Standby L/Cs for all purposes of this Agreement (including subsections 3.8 and 4.11) if the Company designates such Performance Guarantees to be so treated provided that at the time of such designation (a) the conditions set forth in subsection 6.2 with respect thereto are satisfied and (b) the amount of any such Performance Guarantee does not exceed the amount then permitted by subsection 3.5. The provisions of the Credit Documents applicable to Standby L/Cs shall apply to the Performance Guarantees deemed to be issued hereunder, mutatis mutandis, except that (i) any Performance Guarantee may have an expiry date longer than 365 days as long as such Performance Guarantee expires no later than five Business Days before the Revolving Credit Termination Date, (ii) any Performance Guarantee may be governed by laws other than the Uniform Customs and the laws of the State of New York and (iii) the Company shall not be required to deliver an L/C Application in respect of a Performance Guarantee if not required by the Issuing Lender.

     (d) Subsection 1.1 of the Credit Agreement is hereby amended by adding the following defined term in proper alphabetical order:

          "Performance Guarantee": any performance guarantee issued by the Issuing Lender in a form approved by it which is denominated in Dollars and which provides that payments thereunder are to be made against the presentation of documents.

     3. Amendment to Subsection 3.3. Subsection 3.3 of the Credit Agreement is hereby amended by adding the following new paragraph (c):

          (c) The Issuing Lender shall have no obligation to issue a Performance Guarantee unless the issuance of such Performance Guarantee is authorized by OCC Regulation 12 C.F.R. ss.7.1016.

     4. Amendment to Subsection 4.6(a). Subsection 4.6(a) of the Credit Agreement is hereby amended by deleting said subsection in its entirety and substituting the following in lieu thereof:

          (a) Subject to the provisions of subsection 8.5 following the consummation of any Asset Sale by the Company or any of its Subsidiaries, in the case of cash proceeds, and following receipt of cash proceeds representing payments under notes or other securities received in connection with any non-cash consideration obtained in connection with such Asset Sale, the Company shall, to the extent that the cumulative amount of Net Proceeds received after September 30, 1998 exceeds $50,000,000, or to the extent that the cumulative amount of Net Proceeds received after September 30, 1998 and not reinvested in the business of the Company and its Subsidiaries within twelve months exceeds $20,000,000, promptly apply an amount equal to such excess first to the installments of the Term Loans scheduled to be paid during the next twelve months after the date of such prepayment and second to the remaining installments of the Term Loans on a pro rata basis.

     5. Amendments to Section 5. Subsection 5.8 of the Credit Agreement is hereby amended by deleting the phrase "G".

     6. Amendment to Subsection 7.2. Subsection 7.2 of the Credit Agreement is hereby amended by deleting from clause (ii) of paragraph (b) the phrase "8.9".

     7. Amendments to Subsection 8.1. (a) Subsection 8.1(c) of the Credit Agreement is hereby amended by deleting the reference to "$60,000,000" in said subsection and substituting in lieu thereof a reference to "$150,000,000".

     (b) Subsection 8.1(d) of the Credit Agreement is hereby amended by deleting the reference to "$40,000,000" in said subsection and substituting in lieu thereof a reference to "$75,000,000".

     (c) Subsection 8.1(g) of the Credit Agreement is hereby amended by deleting the reference to "$50,000,000" in said subsection and substituting in lieu thereof a reference to "$80,000,000".

     (d) Subsection 8.1(h) of the Credit Agreement is hereby amended by deleting the reference to "$3,000,000" in said subsection and substituting in lieu thereof a reference to "$10,000,000".

     8. Amendments to Subsection 8.3. (a) Subsection 8.3(b) of the Credit Agreement is hereby amended by deleting the phrase "for an aggregate amount not to exceed $1,000,000 at any one time outstanding".

     (b) Subsection 8.3(c) of the Credit Agreement is hereby amended by deleting the reference to "$60,000,000" in said subsection and substituting in lieu thereof a reference to "$150,000,000".

     9. Amendment to Subsection 8.5(e). Subsection 8.5(e) of the Credit Agreement is hereby amended by deleting said subsection in its entirety and substituting in lieu thereof the following:

          (e) for the sale or other disposition by the Company or any of its Subsidiaries of other assets, provided that (i) such sale or other disposition shall be made for fair value on an arm's-length basis,
     (ii) the aggregate fair market value of all such assets sold or disposed of under this clause after September 30, 1998 shall not exceed $50,000,000 in the aggregate (with Net Proceeds in excess of $20,000,000 to be reinvested in the business of the Company and its Subsidiaries within twelve months or applied in accordance with subsection 4.6), (iii) the Net Proceeds from such sale or other disposition shall be applied in accordance with the provisions of subsection 4.6, and (iv) non-cash consideration therefor shall constitute investments permitted under subsection 8.6(f).

     10. Amendments to Subsection 8.6. (a) Subsection 8.6(c) of the Credit Agreement is hereby amended by deleting the phrase: ", provided that the aggregate principal amount of all such loans and advances outstanding at any one time, together with the guarantees of such Loans and advances made pursuant to subsection 8.3(b), shall not exceed $1,000,000".

     (b) Subsection 8.6(g) of the Credit Agreement is hereby amended by deleting such subsection and substituting therefor the following:

          (g) the Company and its Subsidiaries may make loans or advances to, incur Contingent Obligations for the benefit of, make acquisitions from or of, and make investments in, other Persons, including, without limitation, Indebtedness described in subsection 8.1(e)(ii) and Contingent Obligations described in subsection 8.1(f); provided that
     (i) the aggregate amount of the consideration paid or invested and the amounts loaned, advanced or guaranteed by the Company and its Subsidiaries in all such transactions after the Closing Date (net, in the case of loans, advances or investments, of any repayments or return of capital in respect thereof actually received in cash by the Company or such Subsidiary (net of applicable taxes) after the Closing
     Date), when added to the amount of any transfers or dispositions of assets described in the proviso to subsection 8.5(c), does not exceed an aggregate amount of $50,000,000 in any fiscal year of the Company, and (ii) no Default or Event of Default has occurred or would occur after giving effect thereto.

     11. Amendments to Subsection 8.7. (a) Subsection 8.7 of the Credit Agreement is hereby amended by deleting the reference to "$50,000,000" in said subsection and substituting in lieu thereof a reference to "$60,000,000".

     (b) Subsection 8.7 of the Credit Agreement is hereby amended by deleting the phrase "by a maximum amount of $5,000,000."

     12. Amendment to Subsection 8.8. Subsection 8.8 of the Credit Agreement is hereby amended by deleting said subsection in its entirety and substituting in lieu thereof the following:

          8.8 Maintenance of Interest Coverage. Permit for any period of four consecutive fiscal quarters the Interest Coverage Ratio for such period to be less than 3.00 to 1.00.

     13. Amendment to Subsection 8.9. Subsection 8.9 of the Credit Agreement is hereby amended by deleting said subsection in its entirety.

     14. Amendment to Subsection 8.10. Subsection 8.10 of the Credit Agreement is hereby amended by deleting said subsection in its entirety and substituting in lieu thereof the following:

          8.10 Maintenance of Leverage Ratio. Permit, as at the end of any fiscal quarter of Holdings, the Leverage Ratio to be more than 3.00 to 1.00.

     15. Amendment to Subsection 8.11(e). Subsection 8.11(e) of the Credit Agreement is hereby amended by deleting the reference to "$3,000,000" in said subsection and substituting in lieu thereof a reference to "$6,000,000".

     16. Confirmation. Each Lender confirms that upon the issuance of a Performance Guarantee under the Credit Agreement such Lender shall have irrevocably purchased a participating interest in such Performance Guarantee in accordance with subsections 3.4, 3.6, 3.8 and 4.16 of the Credit Agreement. Each Lender represents and warrants to the Borrower, the Issuing Lender, the Administrative Agent and the other Lenders that it has the authority and legal power to purchase a participating interest in the Performance Guarantees and perform its other obligations with respect to the Performance Guarantees, as provided in the Credit Agreement.

     17. Effectiveness. This Amendment shall become effective upon the date on which the Administrative Agent shall have received counterparts hereof duly executed by the Company, the Administrative Agent and the Required Lenders.

     18. Representations and Warranties. The Company hereby represents and warrants that each of the representations and warranties in or pursuant to
Section 5 of the Credit Agreement or which are contained in any other Credit Document or in any certificate, document or financial or other statement furnished by or on behalf of Holdings, the Company or any Subsidiary thereof shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the date hereof (unless such representations and warranties are stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

     19. Continuing Effect of Credit Agreement. This Amendment shall not be construed as a waiver or consent to any further or future action on the part of the Company that would require a waiver or consent of the Administrative Agent and/or the Lenders. Except as amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

     20. Counterparts. This Amendment may be executed in counterparts and all of the said counterparts taken together shall be deemed to constitute one and the same instrument.

     21. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     22. Expenses. The Company agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the fees and disbursements of counsel to the Administrative Agent.

     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed and delivered by their duly authorized officers as of the date first written above.


                                    GULFSTREAM DELAWARE CORPORATION


                                    By: /s/ Robert L. Williams
                                       -----------------------------------
                                       Title: Vice President and Treasurer


                                    THE CHASE MANHATTAN BANK, as
                                      Administrative Agent and as a Lender


                                    By: /s/ William J. Caggiano
                                       -----------------------------------
                                       Title: Managing Director


                                    ARAB BANKING CORP.


                                    By: /s/ Louise Bilbro
                                       -----------------------------------
                                       Title: Vice President


                                    BANK OF AMERICA


                                    By: /s/ [Illegible]
                                       -----------------------------------
                                       Title: Vice President


                                    BANK OF NEW YORK


                                    By: /s/ David C. Siegal
                                       -----------------------------------
                                       Title: Vice President


                                    BANK OF TOKYO-MITSUBISHI TRUST


                                    By: /s/ Joseph P. Devoe
                                       -----------------------------------
                                       Title: Vice President


                                    CAPTIVA FINANCE LTD.


                                    By:
                                       -----------------------------------
                                       Title:


                                    CERES FINANCE, LTD.


                                    By:
                                       -----------------------------------
                                       Title:


                                    MEDICAL LIABILITY MUTUAL INSURANCE CO.


                                    By:  Chancellor LGT Senior Secured
                                         Management, Inc., as Investment
                                         Manager


                                    By:
                                       -----------------------------------
                                       Title:


                                    BANK AUSTRIA CREDITANSTALT CORPORATE
                                    FINANCE, INC.


                                    By: /s/ Catherine K. MacDonald
                                       -----------------------------------
                                       Title: Vice President


                                    By: /s/ Clifford L. Wells
                                       -----------------------------------
                                       Title: Vice President

                                    CITIBANK, N.A.


                                    By: /s/ Larry Farley
                                       -----------------------------------
                                       Title: Vice President


                                    CREDIT LYONNAIS


                                    By: /s/ [Illegible]
                                       -----------------------------------
                                       Title: Senior Vice President


                                    SUN TRUST BANK, ATLANTA


                                    By: /s/ Jenna H. Kelly
                                       -----------------------------------
                                       Title: Vice President


                                    BANKBOSTON, N.A.


                                    By: /s/ Gregory R.D. Clark
                                       -----------------------------------
                                       Title: Managing Director


                                    THE FIRST NATIONAL BANK OF CHICAGO


                                    By: /s/ Aaron Lamb
                                       -----------------------------------
                                       Title: Corporate Banking Officer


                                    INDUSTRIAL BANK OF JAPAN, LTD.


                                    By: /s/ Takuya Honjo
                                       -----------------------------------
                                       Title: Senior Vice President


                                    KREDIETBANK


                                    By:
                                       -----------------------------------
                                       Title:


                                    LTCB TRUST COMPANY


                                    By: /s/ Rebecca J. Silheit
                                       -----------------------------------
                                       Title: Senior Vice President


                                    LEHMAN COMMERCIAL PAPER INC.


                                    By: /s/ Michele Swanson
                                       -----------------------------------
                                       Title: Authorized Signatory


                                    MARINE MIDLAND BANK, N.A.


                                    By: /s/ Christopher F. French
                                       -----------------------------------
                                       Title: Authorized Signatory


                                    MERRILL LYNCH PRIME RATE PORTFOLIO


                                    By:  Merrill Lynch Asset Management,
                                         L.P., as Investment Advisor


                                    By:
                                       -----------------------------------
                                       Title:


                                    MERRILL LYNCH SENIOR FLOATING RATE FUND,
                                      INC.


                                    By:
                                       -----------------------------------
                                       Title:


                                    MITSUBISHI TRUST & BANKING CORPORATION


                                    By:
                                       -----------------------------------
                                       Title:


                                    NATIONSBANK N.A.


                                    By: /s/ [Illegible]
                                       -----------------------------------
                                       Title: Vice President


                                    PNC BANK, N.A.


                                    By: /s/ Marian Egge
                                       -----------------------------------
                                       Title: Assistant Vice President


                                    SOCIETE GENERALE


                                    By: /s/ Ralph Saheb
                                       -----------------------------------
                                       Title: Vice President
                                              Southwest Operations Manager


                                    U.S. BANK NATIONAL ASSOCIATION


                                    By:
                                       -----------------------------------
                                       Title:


                                    VAN KAMPEN AMERICAN CAPITAL PRIME RATE
                                      INCOME TRUST


                                    By: /s/ Jeffrey W. Maillet
                                       -----------------------------------
                                       Title: Senior Vice President
                                              and Director


                                    KZH III LLC


                                    By: /s/ Virginia Conway
                                       -----------------------------------
                                       Title: Authorized Agent

The undersigned guarantors hereby
consent to the foregoing Amendment:

GULFSTREAM AEROSPACE CORPORATION,
  a Delaware Corporation


By:/s/ Robert L. Williams
   ------------------------------------
   Title:  Vice President and Treasurer


GULFSTREAM AEROSPACE CORPORATION,
  a Georgia Corporation


GULFSTREAM AEROSPACE CORPORATION,
  D/B/A GULFSTREAM AEROSPACE
  TECHNOLOGIES,
  an Oklahoma Corporation


GULFSTREAM AEROSPACE CORPORATION,
  a California Corporation


By:/s/ Robert L. Williams
   ------------------------------------
   Title:  Vice President and Treasurer